Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com
September 13, 2017
Dear Shareholder:
Virtus Contrarian Value Fund (“Contrarian Value”), a series of Virtus Equity Trust, will hold a special meeting of shareholders at 2 p.m. Eastern time, on November 14, 2017, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). At the Meeting, shareholders of Contrarian Value will vote on an Agreement and Plan of Reorganization (the “Plan”) under which Contrarian Value will be combined into Virtus Ceredex Mid-Cap Value Equity Fund (“Mid-Cap Value”), a series of Virtus Asset Trust. If the Plan is approved by shareholders, the reorganization is expected to be completed on or about November 17, 2017, and you will become a shareholder of Mid-Cap Value and will receive shares of the corresponding class of Mid-Cap Value with an aggregate net asset value equal to the aggregate net asset value of your investment in Contrarian Value. You will not incur any sales charges in connection with the reorganization.
The Board of Trustees has carefully considered and unanimously approved the proposed reorganization, as set forth in the Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of Contrarian Value and its shareholders. Contrarian Value’s investment objective and its investment strategies are similar to those of Mid-Cap Value. The reorganization into a single fund offers the potential for a lower expense ratio in the future because expenses will be allocated across a substantially larger asset base. The expenses associated with the reorganization will be shared, with Contrarian Value bearing approximately $75,000, and Virtus Investment Advisers, Inc., Contrarian Value’s investment adviser, or one of its affiliates bearing approximately $40,000.
Details of the proposed Plan, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement. The Board of Trustees recommends that you vote in favor of the Plan.
Your vote is important. Please cast your ballot today — online, by telephone or by mail — by following the instructions on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.
If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. We are committed to serving you and appreciate your continued investment in Virtus Mutual Funds.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds

Q & A FOR SHAREHOLDERS
While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposed reorganization that will be the subject of a shareholder vote.
Q.
What issue am I being asked to vote on at the upcoming special meeting on November 14, 2017?

A.
Shareholders of Virtus Contrarian Value Fund (“Contrarian Value”) are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization (the “Reorganization”) of Contrarian Value, a series of Virtus Equity Trust (“Equity Trust”) into Virtus Ceredex Mid-Cap Value Equity Fund (“Mid-Cap Value”), a series of Virtus Asset Trust.

Q.
Why did the Board of Trustees approve the Reorganization?

A.
The proposed Reorganization will allow shareholders of Contrarian Value to own a fund that is similar in style and with a greater amount of combined assets after the Reorganization. Mid-Cap Value has a similar investment objective, but its performance for the one-, five- and ten-year periods ended December 31, 2016 has exceeded that of Contrarian Value. Mid-Cap Value also currently has lower management fees and fund operating expenses than Contrarian Value. In addition, Virtus Fund Advisers, LLC (“VFA”), as adviser to Mid-Cap Value, has contractually agreed to limit total operating expenses for Mid-Cap Value through July 31, 2019, at a level that is below current gross or net fund operating expenses for Contrarian Value. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement or at the time of recoupment. The Reorganization could create greater efficiencies for the portfolio management team and perhaps lower expenses for Mid-Cap Value as assets grow, which will benefit shareholders of Contrarian Value.

Q.
What will happen to my existing shares?

A.
Your shares of Contrarian Value will be exchanged for shares of Mid-Cap Value. Therefore, if you own Class A, Class C, Class I and Class R6 shares of Contrarian Value, you will own Class A, Class C, Class I and Class R6 shares, respectively, of Mid-Cap Value following the Reorganization. You will not pay any sales charges in connection with the Reorganization. The shares of Mid-Cap Value that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of Contrarian Value immediately prior to the Reorganization so that the value of your investment will be exactly the same immediately before and immediately after the Reorganization.

Q.
Will Fund expenses increase as a result of the Reorganization?

A.
No, it is anticipated that the Reorganization will result in greater operating efficiencies, and that upon the reorganization of Contrarian Value into Mid-Cap Value, operating efficiencies may be achieved by Mid-Cap Value because it will have a greater level of assets. Total gross fund operating expenses for the 12 months ended March 31, 2017 for Class A, Class C, Class I and Class R6 shares of Contrarian Value are 1.43%, 2.14%, 1.11% and 0.99%, respectively, while total gross operating expenses for the 12 months ended March 31, 2017 for the Class A, Class C, Class I and Class R6 shares of Mid-Cap Value are 1.38%, 1.95%, 1.10% and 0.93%, respectively. In addition, VFA has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) of Mid-Cap Value so that such expenses do not exceed, on an annualized basis, 1.38%, 1.79%, 1.08% and 0.79% for the Class A, Class C, Class I and Class R6 shares, respectively, through July 31, 2019. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement or at the time of recoupment. Furthermore, it is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale.
Q.
Are there differences between the investment objectives and investment strategies of Contrarian Value and Mid-Cap Value?

A.
Yes. The investment objective of Contrarian Value is long-term growth of capital, while the investment objective of Mid-Cap Value is to seek to provide capital appreciation, and seek to provide current income as a secondary goal. The investment strategies for Contrarian Value are similar to those for Mid-Cap Value, but there are some differences. Contrarian Value typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size, while Mid-Cap Value normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-traded equity securities of mid-capitalization companies, which may include American Depositary Receipts, and the fund may focus its investments in one or more sectors. In addition, as a result of its investment strategy, Mid-Cap Value’s portfolio turnover rate may be 100% or more, while Contrarian Value attempts to construct a portfolio holding fewer securities and designed to have low turnover. Neither fund is designed to specifically focus on any particular sector or sectors, nor does either have a policy to concentrate its assets in issuers conducting their principal business activities in the same industry.

In addition, Asset Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement. Because shareholders of Contrarian Value did not approve the applicability of this relief to the Fund, the exemptive order does not apply to Contrarian Value and the appointment of, or a change in, subadviser for Contrarian Value requires approval by its shareholders.
Q.
Will I incur any transaction costs as a result of the Reorganization?

A.
No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

Q.
What is the timetable for the Reorganization?

A.
If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about November 17, 2017.

Q.
Will the Reorganization create a taxable event for me?

A.
No. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

Q.
What happens if the Reorganization is not approved?

A.
If shareholders of Contrarian Value do not approve the Plan, the Reorganization will not take effect and the Board of Trustees of Equity Trust will consider other possible courses of action in the best interests of Contrarian Value and its shareholders.

Q.
Has the Board of Trustees approved the proposal?

A.
Yes. The Board unanimously approved the Reorganization as set forth in the Plan and recommends that you vote FOR the Plan.

Q.
Who will pay for the legal costs and proxy solicitation associated with the proposal?

A.
All of the costs incurred by the Funds in connection with the Reorganization will be shared between Contrarian Value and Virtus Investment Advisers, Inc. (“VIA”), Contrarian Value’s investment adviser, or one of its affiliates, with Contrarian Value bearing approximately $75,000, and VIA or one of its affiliates bearing approximately $40,000. If the Plan is not approved, VFA, VIA or one of their affiliates will pay the expenses incurred by Contrarian Value and Mid-Cap Value in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Contrarian Value, Mid-Cap Value or their shareholders.

Q.
How do I vote my shares?

A.
If you do not expect to attend the Meeting, you may vote by telephone by calling the toll-free number on the proxy card or by computer at the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you may vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. You may also vote your shares by attending the Meeting in person. It is important that you vote promptly.

Q.
Will anyone contact me?

A.
You may receive a call from our proxy solicitor, Computershare Fund Services, Inc. (“CFS”) to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q.
Whom should I call for additional information about this Prospectus/Proxy Statement?

A.
Please call Virtus Mutual Fund Services at 800-243-1574. As the Meeting date approaches, certain shareholders of Contrarian Value may receive telephone calls from representatives of CFS if their votes have not yet been received. Proxies that are obtained telephonically by CFS will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal.
In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting. You may vote by telephone, over the Internet, or by mail. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States.

VIRTUS EQUITY TRUST
on behalf of Virtus Contrarian Value Fund
101 Munson Street
Greenfield, Massachusetts 01301
1-800-243-1574
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on November 14, 2017
To the Shareholders:
NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Virtus Contrarian Value Fund (“Contrarian Value”), series of Virtus Equity Trust (“Equity Trust”), a Delaware business trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut, 06103, on November 14, 2017 at 2:00 p.m. Eastern time and any adjournments thereof  (the “Meeting”). The Meeting will be held for the following purposes:
1.
To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Contrarian Value, a series of Equity Trust, by Virtus Ceredex Mid-Cap Value Equity Fund (“Mid-Cap Value”), a series of Virtus Asset Trust, in exchange for shares of Mid-Cap Value and the assumption by Mid-Cap Value of the liabilities of Contrarian Value. The Plan also provides for distribution of these shares of Mid-Cap Value to shareholders of Contrarian Value in liquidation and subsequent termination of Contrarian Value. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Contrarian Value.

2.
To transact any other business that may properly come before the Meeting.

The Board of Trustees of Equity Trust has fixed the close of business on September 7, 2017 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.
Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:
•
Through the Internet — log on at the Internet address provided on the proxy card

•
By telephone —  call the toll-free number listed on the proxy card

•
By mail — using the enclosed proxy card and postage paid envelope

•
In person — at the Meeting

We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the Web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.
If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.
By order of the Board of Trustees

Kevin J. Carr
Secretary
Virtus Equity Trust
September 13, 2017
SHAREHOLDERS ARE REQUESTED TO VOTE BY INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET OR TELEPHONE VOTING ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS IF MAILING IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.
Individual Accounts:    Sign your name exactly as it appears in the registration on the voting instructions form.

2.
Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.
All Other Accounts:    The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ACQUISITION OF ASSETS OF
VIRTUS CONTRARIAN VALUE FUND
a series of
Virtus Equity Trust
c/o VP Distributors, LLC
101 Munson Street
Greenfield, Massachusetts 01301
(800) 243-1574
BY AND IN EXCHANGE FOR SHARES OF
VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND
a series of
Virtus Asset Trust
c/o VP Distributors, LLC
101 Munson Street
Greenfield, Massachusetts 01301
(800) 243-1574
PROSPECTUS/PROXY STATEMENT
DATED SEPTEMBER 13, 2017
This Prospectus/Proxy Statement is being furnished in connection with an Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Virtus Contrarian Value Fund (“Contrarian Value”), a series of Virtus Equity Trust (“Equity Trust”), for consideration at a Special Meeting of Shareholders to be held on November 14, 2017 at 2 p.m. Eastern time at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and any adjournments thereof (the “Meeting”).
GENERAL
Subject to the approval of Contrarian Value’s shareholders, the Board of Trustees of Equity Trust has approved the proposed reorganization of Contrarian Value into Virtus Ceredex Mid-Cap Value Equity Fund (“Mid-Cap Value”), a series of Virtus Asset Trust (“Asset Trust”). Contrarian Value and Mid-Cap Value are sometimes referred to in this Prospectus/Proxy Statement individually as a “Fund” and collectively as the “Funds.”
In the reorganization, all of the assets of Contrarian Value will be acquired by Mid-Cap Value in exchange for Class A, Class C, Class I and Class R6 shares of Mid-Cap Value and the assumption by Mid-Cap Value of the liabilities of Contrarian Value (the “Reorganization”). If the Reorganization is approved, Class A, Class C, Class I and Class R6 shares of Mid-Cap Value will be distributed to each shareholder in liquidation of Contrarian Value, and Contrarian Value will be terminated as a series of Equity Trust. You will then hold that number of full and fractional shares of Mid-Cap Value which have an aggregate net asset value equal to the aggregate net asset value of your shares of Contrarian Value.
Contrarian Value is a separate diversified series of Equity Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Mid-Cap Value is a separate diversified series of Asset Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Contrarian Value is similar to that of Mid-Cap Value, as follows:
Fund	Investment Objective
Contrarian Value	Long-term growth of capital.
Mid-Cap Value	Seeks to provide capital appreciation, and seeks to provide current income as a secondary goal.

The investment strategies for Contrarian Value are similar to those for Mid-Cap Value, but there are some differences. Contrarian Value typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size, while Mid-Cap Value normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-traded equity securities of mid-capitalization companies, which may include American Depositary Receipts, and the fund may focus its investments in one or more sectors. In addition, as a result of its investment strategy, Mid-Cap Value’s portfolio turnover rate may be 100% or more, while Contrarian Value attempts to construct a portfolio holding fewer securities and designed to have low turnover. Neither fund is designed to specifically focus on any particular sector or sectors, nor does either have a policy to concentrate its assets in issuers conducting their principal business activities in the same industry.
In addition, Asset Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement. Because shareholders of Contrarian Value did not approve the applicability of this relief to the Fund, the exemptive order does not apply to Contrarian Value and the appointment of, or a change in, subadviser for Contrarian Value requires approval by its shareholders.
Virtus Investment Advisers, Inc. (“VIA”) serves as the investment adviser and Sasco Capital Inc. (“Sasco”) serves as the investment subadviser for Contrarian Value, while Virtus Fund Advisers, LLC (“VFA”) serves as the investment adviser and Ceredex Value Advisors LLC (“Ceredex”) serves as the investment subadviser for Mid-Cap Value.
This Prospectus/Proxy Statement explains concisely the information about Mid-Cap Value that you should know before voting on the Plan. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):
Information about Contrarian Value:	How to Obtain this Information:

Prospectus of Equity Trust relating to Contrarian Value, dated July 31, 2017
Statement of Additional Information of Equity Trust relating to Contrarian Value, dated July 31, 2017
Annual Report of Equity Trust relating to Contrarian Value for the year ended March 31, 2017

Copies are available upon request and without charge if you:
•
Visit www.virtus.com on the Internet;

•
Write to VP Distributors, LLC
100 Pearl Street
Hartford, CT 06103; or

•
Call (800) 243-1574 toll-free.

Information about Mid-Cap Value:	How to Obtain this Information:

Prospectus of Asset Trust relating to Mid-Cap Value, dated June 23, 2017, as amended, which accompanies this Prospectus/Proxy
StatementStatement of Additional Information of Asset Trust relating to Mid-Cap Value, dated June 23, 2017, as amended
Annual Report of RidgeWorth Funds relating to the predecessor fund of Mid-Cap Value for the year ended March 31, 2017

Copies are available upon request and without charge if you:
•
Visit www.virtus.com on the Internet;

•
Write to VP Distributors, LLC
100 Pearl Street
Hartford, CT 06103; or

•
Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated September 13, 2017, which relates to this Prospectus/Proxy Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to VP Distributors, LLC 100 Pearl Street Hartford, CT 06103; or • Call (800) 243-1574 toll-free.
You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.
Information relating to Contrarian Value contained in the Prospectus of Equity Trust dated July 31, 2017 (SEC File No. 811-00945; 002-16590) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Mid-Cap Value contained in the Prospectus of Asset Trust dated June 23, 2017, as amended, (SEC File No. 811-07705; 333-08045) also is incorporated by reference in this document. The Statement of Additional Information dated September 13, 2017 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of Equity Trust relating to Contrarian Value for the year ended March 31, 2017, and financial statements of RidgeWorth Funds relating to the predecessor fund of Mid-Cap Value for the year ended March 31, 2017, is incorporated by reference in its entirety in this document.
The Securities and Exchange Commission has not determined that the information in this Prospectus/PROXY Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.
An investment in Mid-Cap Value:
•
is not a deposit of, or guaranteed by, any bank

•
is not insured by the FDIC, the Federal Reserve Board or any other government agency

•
is not endorsed by any bank or government agency

•
involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY
THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
STATEMENT AND THE EXHIBIT.
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.
Why is the Reorganization being proposed?
The proposed Reorganization will allow shareholders of Contrarian Value to own a fund that is similar in style and with a greater amount of combined assets after the Reorganization. Mid-Cap Value has a similar investment objective, but its performance for the one-, five- and ten-year periods ended December 31, 2016 has exceeded that of Contrarian Value. Mid-Cap Value currently also has lower management fees and fund operating expenses than Contrarian Value. In addition, VFA, as adviser to Mid-Cap Value, has contractually agreed to limit total operating expenses for Mid-Cap Value through July 31, 2019, at a level that is below the current gross or net fund operating expenses for Contrarian Value. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement or at the time of recoupment. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Mid-Cap Value as assets grow, which will benefit shareholders of Contrarian Value.
What are the key features of the Reorganization?
The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:
•
the transfer in-kind of all of the assets of Contrarian Value to Mid-Cap Value in exchange for Class A, Class C, Class I and Class R6 shares of Mid-Cap Value;

•
the assumption by Mid-Cap Value of all of the liabilities of Contrarian Value;

•
the liquidation of Contrarian Value by distribution of Class A, Class C, Class I and Class R6 shares of Mid-Cap Value to Contrarian Value’s shareholders; and

•
the structuring of the Reorganization in a manner intended to qualify as a tax-free reorganization for federal income tax purposes.

Subject to the required shareholder approval, the Reorganization is expected to be completed on or about November 17, 2017.
After the Reorganization, what shares will I own?
If you own Class A, Class C, Class I and Class R6 shares of Contrarian Value, you will own Class A, Class C, Class I and Class R6 shares, respectively, of Mid-Cap Value. The new shares you receive will have the same total value as your shares of Contrarian Value, as of the close of business on the day immediately prior to the Reorganization.
How will the Reorganization affect me?
It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of Contrarian Value into Mid-Cap Value, operating efficiencies may be achieved by Mid-Cap Value because it will have a greater level of assets. As of June 30, 2017, Contrarian Value’s net assets were approximately $176.2 million and Mid-Cap Value’s net assets were approximately $3.08 billion.

It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. Total gross fund operating expenses for the 12 months ended March 31, 2017 for Class A, Class C, Class I and Class R6 shares of Contrarian Value are 1.43%, 2.14%, 1.11% and 0.99%, respectively, while total gross operating expenses for the 12 months ended March 31, 2017 for the Class A, Class C, Class I and Class R6 shares of Mid-Cap Value are 1.38%, 1.95%, 1.10% and 0.93%, respectively. In addition, VFA has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) of Mid-Cap Value so that such expenses do not exceed, on an annualized basis, 1.38%, 1.79%, 1.08% and 0.79% for the Class A, Class C, Class I and Class R6 shares, respectively, through July 31, 2019. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement or at the time of recoupment.
After the Reorganization, the value of your shares will depend on the performance of Mid-Cap Value rather than that of Contrarian Value. The Board of Trustees of each of Equity Trust and Asset Trust believes that the Reorganization will benefit both Contrarian Value and Mid-Cap Value. The costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, are estimated to be $115,000 and will be shared between Contrarian Value and VIA, or one of its affiliates, with Contrarian Value bearing approximately $75,000, and VIA or one of its affiliates bearing approximately $40,000.
Contrarian Value pays dividends from net investment income on a semiannual basis and distributes net realized capital gains, if any, at least annually, while Mid-Cap Value pays dividends from net investment income on an annual basis and distributes net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class C, Class I and Class R6 shares of Mid-Cap Value or distributed in cash, in accordance with your election.
How do the Trustees recommend that I vote?
The Trustees of Equity Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interests of Contrarian Value and its shareholders, and that the shareholders’ interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for approval by the shareholders of Contrarian Value.
THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PLAN AND THE REORGANIZATION CONTEMPLATED THEREBY
Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?
The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class C, Class I and Class R6 shares, as applicable, of Mid-Cap Value in the same manner as you did for your shares of Contrarian Value before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.
How do the Funds’ investment objectives and principal investment strategies compare?
The investment objective of Contrarian Value is similar to that of Mid-Cap Value in that both Funds seek capital appreciation, but Mid-Cap Value also seeks current income. The investment objectives of both Contrarian Value and Mid-Cap Value are non-fundamental, which means that each may be changed by vote of the respective Fund’s Trustees and without shareholder approval, upon 60 days notice to shareholders. The investment strategies of the Funds are also similar.

The following tables summarize a comparison of Contrarian Value and Mid-Cap Value with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Funds.
	Contrarian Value	Mid-Cap Value
Investment Objective	Long-term growth of capital.	Seeks to provide capital appreciation, and seeks to provide current income as a secondary goal.
Principal Investment Strategies
Extensive valuation and security analysis provides the basis for construction of a concentrated portfolio designed to have low turnover. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
The subadviser utilizes a “bottom-up” investment approach. The subadviser looks for companies that are both selling at a substantial discount to their private market value and are believed to have restructuring and turnaround potential. The subadviser also looks for companies where there is believed to be potential for significant increase in earnings over a three-year period and for significant price appreciation over a three-year period.
The subadviser employs a sell discipline pursuant to which it will sell a position when the price of the stock reaches the subadviser’s target price, when it has diminished confidence that management can execute the turnaround strategy, or when key management departs.
Temporary Defensive Strategy:
During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-traded equity securities of mid-capitalization companies. U.S.-traded equity securities may include American Depositary Receipts (“ADRs”). The subadviser considers mid-capitalization companies to be companies with market capitalizations generally within the range of companies in the Russell Midcap® Index. As of March 31, 2017, the market capitalization range of the companies in the Russell Midcap® Index was $58.2 million to $63.7 billion. As a result of its investment strategy, the fund’s portfolio turnover rate may be 100% or more and the fund may focus its investments in one or more sectors.
In selecting investments for purchase and sale, the subadviser chooses companies that it believes are undervalued in the market relative to the industry sector and the company’s own valuation history. The subadviser evaluates potential catalysts that may cause an upward re-rating of the stock’s valuation. The common stocks purchased for the fund generally pay dividends at the time of purchase or are expected to pay dividends soon after their purchase.
Temporary Defensive Strategy:
If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

The principal risks of the Funds are similar. For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.
The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.
Although Contrarian Value and Mid-Cap Value have similar investment objectives and principal investment strategies, all or a substantial portion of the securities held by Contrarian Value may be sold after the Reorganization in order to comply with the investment practices of Mid-Cap Value in connection with the Reorganization. For any such sales, the transaction costs will be borne by Mid-Cap Value. Such costs are ultimately borne by the surviving Fund’s shareholders. In addition, the disposition of assets acquired through the Reorganization by Mid-Cap Value may result in taxable gains or losses on those assets, which will accrue to all of the surviving Fund’s shareholders.
In addition, Asset Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement. Because shareholders of Contrarian Value did not approve the applicability of this relief to the Fund, the exemptive order does not apply to Contrarian Value and the appointment of, or a change in, subadviser for Contrarian Value requires approval by its shareholders.
How do the Funds’ fees and expenses compare?
Contrarian Value offers four classes of shares (Class A, Class C, Class I and Class R6). Mid-Cap Value also offers four classes of shares (Class A, Class C, Class I and Class R6). Both Funds have also registered Class T shares, but they are not currently available for purchase, so Class T shares are not part of this Reorganization and are not discussed in this document. You will not pay any initial or deferred sales charge in connection with the Reorganization.
The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class C, Class I and Class R6 shares of each of the Funds. The columns entitled “Mid-Cap Value (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.
The amounts for the Class A, Class C, Class I and Class R6 shares of Contrarian Value and Mid-Cap Value, set forth in the following tables and in the examples, are based on the expenses for the 12-month periods ended March 31, 2017. The amounts for Class A, Class C, Class I and Class R6 shares of Mid-Cap Value (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Mid-Cap Value would have been for the 12-month period ended March 31, 2017, assuming the Reorganization had taken place on April 1, 2016.
Shareholder Fees (fees paid directly from your investment)
	Contrarian Value Class A	Mid-Cap Value Class A	Mid-Cap Value (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Contrarian Value Class A	Mid-Cap Value Class A	Mid-Cap Value (Pro Forma) Class A
Management Fees	0.75%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.43%	0.43%(b)	0.41%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Annual Fund Operating Expenses	1.43%	1.38%	1.36%
Less: Fee Waiver and/or Expense Reimbursements	N/A	0.00%(c)	0.00%(c)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	N/A	1.38%(c)	1.36%(c)
Shareholder Fees (fees paid directly from your investment)
	Contrarian Value Class C	Mid-Cap Value Class C	Mid-Cap Value (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%(a)	1.00%(a)	1.00%(a)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Contrarian Value Class C	Mid-Cap Value Class C	Mid-Cap Value (Pro Forma) Class C
Management Fees	0.75%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.39%	0.25%(b)	0.28%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Annual Fund Operating Expenses	2.14%	1.95%	1.98%
Less: Fee Waiver and/or Expense Reimbursements	N/A	-0.15%(c)	-0.18%(c)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	N/A	1.80%(c)	1.80%(c)
Shareholder Fees (fees paid directly from your investment)
	Contrarian Value Class I	Mid-Cap Value Class I	Mid-Cap Value( Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Contrarian Value Class I	Mid-Cap Value Class I	Mid-Cap Value (Pro Forma) Class I
Management Fees	0.75%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	None	None	None
Other Expenses	0.36%	0.40%(b)	0.39%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.10%	1.09%
Less: Fee Waiver and/or Expense Reimbursements	N/A	-0.01%(c)	0.00%(c)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	N/A	1.09%(c)	1.09%(c)
Shareholder Fees (fees paid directly from your investment)
	Contrarian Value Class R6	Mid-Cap Value Class R6	Mid-Cap Value (Pro Forma) Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Contrarian Value Class R6	Mid-Cap Value Class R6	Mid-Cap Value (Pro Forma) Class R6
Management Fees	0.75%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	None	None	None
Other Expenses	0.24%	0.23%(b)	0.22%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Annual Fund Operating Expenses	0.99%	0.93%	0.92%
Less: Fee Waiver and/or Expense Reimbursements	N/A	-0.13%(c)	-0.12%(c)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	N/A	0.80%(c)	0.80%(c)

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
Restated to reflect current fees and expenses and/or expense allocation changes.

(c)
The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.38% for Class A Shares, 1.79% for Class C Shares, 1.08% for Class I Shares and 0.79% for Class R6 Shares through July 31, 2019. This arrangement may be modified or discontinued prior to July 31, 2019 only with the approval of the fund’s Board of Trustees. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement or at the time of recoupment.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and Mid-Cap Value (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The examples are for illustration only, and your actual costs may be higher or lower.
Examples of Fund Expenses
	Class A
	One Year	Three Years	Five Years	Ten Years
Contrarian Value	$712	$1,001	$1,312	$2,190
Mid-Cap Value	$707	$987	$1,287	$2,137
Mid-Cap Value (Pro Forma)	$706	$981	$1,277	$2,116
	Class C
	One Year	Three Years	Five Years	Ten Years
Contrarian Value	$317	$670	$1,149	$2,472
Mid-Cap Value	$283	$598	$1,038	$2,263
Mid-Cap Value (Pro Forma)	$283	$604	$1,051	$2,292
	Class I
	One Year	Three Years	Five Years	Ten Years
Contrarian Value	$113	$353	$612	$1,352
Mid-Cap Value	$111	$348	$604	$1,338
Mid-Cap Value (Pro Forma)	$111	$347	$601	$1,329
	Class R6
	One Year	Three Years	Five Years	Ten Years
Contrarian Value	$101	$315	$547	$1,213
Mid-Cap Value	$82	$283	$502	$1,131
Mid-Cap Value (Pro Forma)	$82	$281	$498	$1,120
You would pay the following expenses if you did not redeem your shares:
	Class C
	One Year	Three Years	Five Years	Ten Years
Contrarian Value	$217	$670	$1,149	$2,472
Mid-Cap Value	$183	$598	$1,038	$2,263
Mid-Cap Value (Pro Forma)	$183	$604	$1,051	$2,292
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, Contrarian Value’s portfolio turnover rate was 15% of the average value of its portfolio, while Mid-Cap Value’s portfolio turnover rate was 108% of the average value of its portfolio.
How do the Funds’ performance records compare?
The following charts show how the shares of Contrarian Value and Mid-Cap Value have performed in the past. Mid-Cap Value is the successor of the RidgeWorth Ceredex Mid-Cap Value Equity Fund, a series of RidgeWorth Funds (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Fund on July 14, 2017. Mid-Cap Value has adopted the past performance of the Predecessor Fund as its own. The Class A shares of Contrarian Value commenced operations on October 30, 1997, the Class C shares commenced operations on October 22, 2004, the Class I shares commenced operations on March 10, 2008 and the Class R6 shares commenced operations on November 12, 2014. The Class I and Class C shares of Mid-Cap Value commenced operations on November 30, 2001, the Class A shares commenced operations on October 27, 2003 and the Class R6 shares commenced operations on August 1, 2014. Past performance, before and after taxes, is not an indication of future results.
Year-by-Year Total Return (%)
The charts below show the percentage gain or loss year to year over a 10-year period for the Class A shares of Contrarian Value and Mid-Cap Value.
These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year to year. These charts include the effects of fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.
Contrarian Value – Class A
-2.41%	-37.69%	34.42%	18.54%	5.85%	13.35%	31.28%	5.59%	-17.67%	17.45%

07	08	09	10	11	12	13	14	15	16
Best Quarter: 2nd - 2009 24.10%
Worst Quarter: 4th - 2008 -27.12%
Year-to-date performance (through June 30, 2017) is 1.56%
Mid-Cap Value – Class A
5.10%	-34.97%	46.55%	27.22%	-7.54%	21.38%	30.87%	10.70%	-6.27%	19.83%

07	08	09	10	11	12	13	14	15	16
Best Quarter: 3rd - 2009 24.85%
Worst Quarter: 3rd - 2011 - 24.10%
Year-to-date performance (through June 30, 2017) is 6.52%
The next set of tables lists the average annual total return by share class of Contrarian Value and Mid-Cap Value, as applicable, for the past one, five and ten years and since inception (through December 31, 2016). (Returns for Mid-Cap Value reflects the performance of the share classes of the Predecessor Fund.) The after-tax returns shown are for Class A shares of Contrarian Value and Mid-Cap Value; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.
Average Annual Total Return (for the period ended 12/31/2016)(1)
Contrarian Value	1 Year Ended 12/31/16	5 Years Ended 12/31/16	10 Years Ended 12/31/16	Since Inception Class I	Since Inception Class R6
Class A shares
Return Before Taxes	10.70%	7.45%	3.92%	—	—
Return After Taxes on Distributions(2)	10.50%	7.32%	3.70%	—	—
Return After Taxes on Distributions and Sale of Fund Shares(2)	6.20%	5.86%	3.09%	—	—
Class C shares
Return Before Taxes	16.56%	7.92%	3.75%	—	—
Class I shares				3/10/2008
Return Before Taxes	17.75%	9.00%	—	6.93%	—
Class R6 shares					11/12/2014
Return Before Taxes	17.91%	—	—	—	-1.52%
Russell Midcap® Value Index	20.00%	15.70%	7.59%	10.42%	7.32%
Mid-Cap Value	1 Year Ended 12/31/16	5 Years Ended 12/31/16	10 Years Ended 12/31/16	Since Inception Class R6
Class A shares
Return Before Taxes	12.94%	13.24%	8.17%	—
Return After Taxes on Distributions(2)	11.36%	10.76%	5.77%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)	7.91%	9.68%	5.57%	—
Class C shares
Return Before Taxes	19.28%	14.08%	8.20%	—
Class I shares
Return Before Taxes	20.16%	14.91%	9.13%	—
Class R6 shares				8/1/2014
Return Before Taxes	20.53%	—	—	8.14%
Russell Midcap® Value Index	20.00%	15.70%	7.59%	8.49%

(1)
The Funds’ average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in each Fund’s Class A shares and a full redemption in each Fund’s Class C shares.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.
Important information about Mid-Cap Value’s Predecessor Fund is also contained in management’s discussion of the Predecessor Fund’s performance, which appears in the most recent Annual Report of RidgeWorth Funds relating to the Predecessor Fund.
Who will be the Adviser and Subadviser of my Fund after the Reorganization?
Management of the Funds
The overall management of Contrarian Value and Mid-Cap Value is the responsibility of, and is supervised by, the respective Boards of Trustees of Equity Trust and Asset Trust.
Adviser
Virtus Fund Advisers, LLC (“VFA” or the “Adviser”), formerly RidgeWorth Capital Management LLC, is the investment adviser for Mid-Cap Value and is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadviser and recommending its hiring, termination and replacement.
Facts about the Adviser:
•
The Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc.

•
The Adviser acts as the investment adviser for over 25 mutual funds and as a money management holding company with multiple style-focused investment boutiques, with assets under management of approximately $42.3 billion as of March 31, 2017.

•
The Adviser is located at 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305.

Subadviser
Ceredex Value Advisors LLC (“Ceredex” or the “Subadviser”) is the investment subadviser to Mid-Cap Value. Pursuant to the Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund’s portfolio.
Facts about the Subadviser:
•
The Subadviser is an affiliate of VFA, and has been an investment adviser since 2008.

•
The Subadviser is located at 301 East Pine Street, Suite 500, Orlando, Florida 32801.

•
The Subadviser had approximately $10.9 billion in assets under management as of March 31, 2017.

Asset Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement. Because shareholders of Contrarian Value did not approve the applicability of this relief to the Fund, the exemptive order does not apply to Contrarian Value and the appointment of, or a change in, subadviser for Contrarian Value requires approval by its shareholders.

Portfolio Management
Don Wordell, CFA.    Mr. Wordell has been Portfolio Manager of Mid-Cap Value’s Predecessor Fund since 2001. He serves as Managing Director of Ceredex. He has worked in investment management since 1996.
Please refer to the Statement of Additional Information for additional information about Mid-Cap Value’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of Mid-Cap Value.
What will the advisory and subadvisory fees be after the Reorganization?
Advisory Fees
For its management and supervision of the daily business affairs of Mid-Cap Value, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Mid-Cap Value’s net assets at the following annual rates:
First $500 million	0.75%
Over $500 million up to $1 billion	0.70%
Over $1 billion up to $5 billion	0.65%
Over $5 billion	0.60%
The Adviser has also contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) of Mid-Cap Value so that expenses do not exceed, on an annualized basis, 1.38% for Class A Shares, 1.79% for Class C Shares, 1.08% for Class I Shares, 0.79% for Class R6 Shares through July 31, 2019. This arrangement may be modified or discontinued prior to July 31, 2019 only with the approval of the fund’s Board of Trustees. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement or at the time of recoupment.
Subadvisory Fees
Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Mid-Cap Value. The Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee at the rate of 50% of the net advisory fee.
What will be the primary federal tax consequences of the Reorganization?
Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of Sullivan & Worcester LLP that, for federal income tax purposes, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.
If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result, for federal income tax purposes, no gain or loss will be recognized by Contrarian Value or its shareholders as a result of receiving shares of Mid-Cap Value in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Mid-Cap Value that are received by the shareholders of Contrarian Value will be the same as the holding period and aggregate tax basis of the shares of Contrarian Value previously held by such shareholders, provided that such shares of Contrarian Value are held as capital assets. In addition, no gain or loss will be recognized by Mid-Cap Value upon the receipt of the assets of Contrarian Value in exchange for shares of Mid-Cap Value and the assumption by Mid-Cap Value of Contrarian Value’s liabilities, and the holding period and tax basis of the assets of Contrarian Value in the hands of Mid-Cap Value as a result of the Reorganization will be the same as in the hands of Contrarian Value immediately prior to the Reorganization.

RISKS
Are the risk factors for the Funds similar?
Yes. The risk factors are similar due to the similar investment objectives and investment policies of the Funds. The risks of Mid-Cap Value are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.
What are the primary risks of investing in each Fund?
An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following disclosure highlights the primary risks associated with investment in each of the Funds.
Each of the Funds is subject to Equity Securities Risk, Market Volatility Risk, Medium Market Capitalization Companies Risk and Value Stocks Risk.
•
Equity Securities Risk – The risk that, generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

•
Market Volatility Risk – The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods. Instability in the financial markets has exposed each fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

•
Medium Market Capitalization Companies Risk – The risk that medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•
Value Stocks Risk – The risk that a company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

In addition, Mid-Cap Value is subject to Depositary Receipts Risk, Portfolio Turnover Risk and Sector Focused Investing Risk.
•
Depositary Receipts Risk – The fund may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

•
Portfolio Turnover Risk – The risk that the fund’s investment strategy may result in a consistently high turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the fund’s performance.

•
Sector Focused Investing Risk – The risk that the value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.
INFORMATION ABOUT THE REORGANIZATION
At a special meeting held on August 10, 2017, all of the Trustees of Equity Trust on behalf of Contrarian Value, including the Disinterested Trustees, considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of Contrarian Value and its shareholders, and that the interests of existing shareholders of Contrarian Value will not be diluted as a result of the transactions contemplated by the Reorganization.
Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Mid-Cap Value has a similar investment objective and similar investment strategies as Contrarian Value. They further noted that Mid-Cap Value’s performance for the one-, three-, five- and ten-year and year-to-date periods ended June 30, 2017 exceeded that of Contrarian Value. In addition, they noted that Mid-Cap Value’s gross and net fund operating expenses were lower than those for Contrarian Value.
The Trustees considered the relative asset size of each Fund, including the benefits of investing in a fund with a higher combined level of assets for current shareholders of Contrarian Value.
In addition, the Trustees considered, among other things:
•
the terms and conditions of the Reorganization;

•
the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•
the fact that Contrarian Value and VIA, or one of its affiliates, will share the expenses incurred in connection with the Reorganization, with Contrarian Value bearing approximately $75,000, and VIA or one of its affiliates bearing approximately $40,000;

•
the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

•
the fact that total fund operating expenses for Mid-Cap Value will continue to be subject to a contractual expense limitation agreement with VFA through July 31, 2019. This arrangement may be modified or discontinued prior to July 31, 2019 only with the approval of the fund’s Board of Trustees. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement or at the time of recoupment;

•
the fact that Mid-Cap Value will assume all of the liabilities of Contrarian Value;

•
the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•
alternatives available to shareholders of Contrarian Value, including the ability to redeem their shares.

During their consideration of the Reorganization, the Trustees of Equity Trust consulted with counsel to the Disinterested Trustees, as appropriate.
After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Equity Trust concluded that the proposed Reorganization would be in the best interests of Contrarian Value and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Contrarian Value for approval.
The Trustees of Asset Trust have also approved the Plan on behalf of Mid-Cap Value, after concluding that the proposed Reorganization would be in the best interests of Mid-Cap Value and its shareholders.
Agreement and Plan of Reorganization
The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).
The Plan provides that all of the assets of Contrarian Value will be acquired by Mid-Cap Value in exchange for Class A, Class C, Class I and Class R6 shares of Mid-Cap Value and the assumption by Mid-Cap Value of all of the liabilities of Contrarian Value on or about November 17, 2017, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Contrarian Value will endeavor to discharge all of its known liabilities and obligations. Contrarian Value will prepare an unaudited statement of its assets and liabilities as of the Closing Date.
At or prior to the Closing Date, Contrarian Value will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
The number of full and fractional shares of each class of Mid-Cap Value to be received by the shareholders of Contrarian Value will be determined by dividing the net assets of Contrarian Value by the net asset value of a share of Mid-Cap Value. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.
Virtus Fund Services, LLC (“Virtus Fund Services”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Mid-Cap Value, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.
Immediately after the transfer of its assets to Mid-Cap Value, Contrarian Value will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Mid-Cap Value received by Contrarian Value. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Contrarian Value’s shareholders on the share records of Mid-Cap Value or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Mid-Cap Value due to Contrarian Value’s shareholders. All issued and outstanding shares of Contrarian Value will be canceled. The shares of Mid-Cap Value to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Contrarian Value will be terminated as a series of Equity Trust.
The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Contrarian Value’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Contrarian Value’s shareholders, the Plan may be terminated (a) by the mutual agreement of Contrarian Value and Mid-Cap Value; (b) by either Contrarian Value or Mid-Cap Value if the Reorganization has not occurred on or before January 1, 2018, unless such date is extended by mutual agreement of Contrarian Value and Mid-Cap Value; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.
If the Reorganization is not consummated, Virtus Investment Partners, Inc. or one of its affiliates will pay the expenses incurred by Contrarian Value and Mid-Cap Value in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Contrarian Value, Mid-Cap Value or their shareholders.
If Contrarian Value’s shareholders do not approve the Reorganization, the Trustees of Equity Trust will consider other possible courses of action in the best interests of Contrarian Value and its shareholders.
Federal Income Tax Consequences
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, for federal income tax purposes and based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.
If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result:
1.
No gain or loss will be recognized by Mid-Cap Value upon the receipt of the assets of Contrarian Value solely in exchange for the shares of Mid-Cap Value and the assumption by Mid-Cap Value of the liabilities of Contrarian Value;

2.
No gain or loss will be recognized by Contrarian Value on the transfer of its assets to Mid-Cap Value in exchange for Mid-Cap Value’s shares and the assumption by Mid-Cap Value of the liabilities of Contrarian Value or upon the distribution of Mid-Cap Value’s shares to Contrarian Value’s shareholders in exchange for their shares of Contrarian Value;

3.
No gain or loss will be recognized by Contrarian Value’s shareholders upon the exchange of their shares of Contrarian Value for shares of Mid-Cap Value in liquidation of Contrarian Value;

4.
The aggregate tax basis of the shares of Mid-Cap Value received by each shareholder of Contrarian Value pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Contrarian Value held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Mid-Cap Value received by each shareholder of Contrarian Value will include the period during which the shares of Contrarian Value exchanged therefor were held by such shareholder (provided that the shares of Contrarian Value are held as capital assets on the date of the Reorganization); and

5.
The tax basis of the assets of Contrarian Value acquired by Mid-Cap Value will be the same as the tax basis of such assets to Contrarian Value immediately prior to the Reorganization, and the holding period of such assets in the hands of Mid-Cap Value will include the period during which the assets were held by Contrarian Value.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, Contrarian Value would recognize gain or loss on the transfer of its assets to Mid-Cap Value and each shareholder of Contrarian Value would recognize a taxable gain or loss equal to the difference between its tax basis in its Contrarian Value shares and the fair market value of the shares of Mid-Cap Value it received.
Mid-Cap Value’s utilization after the Reorganization of any pre-Reorganization losses realized by Mid-Cap Value to offset income or gain realized by Contrarian Value could be subject to limitation. Contrarian Value has capital loss carryovers of approximately $13,000,000, expiring in 2018 and 2019. Shareholders of Contrarian Value should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro Forma Capitalization
The following table sets forth the capitalization of the Funds as of August 31, 2017, and the capitalization of Mid-Cap Value on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 2.5126 Class A shares, 2.4703 Class C shares, 2.4823 Class I shares and 2.4818 Class R6 shares of Mid-Cap Value for each Class A, Class C, Class I and Class R6 share, respectively, of Contrarian Value.
Capitalization of Contrarian Value, Mid-Cap Value and
Mid-Cap Value (Pro Forma)
	Contrarian Value	Mid-Cap Value	Adjustments	Mid-Cap Value (Pro Forma) After Reorganization
Net Assets (in 000s)
Class A	$73,555	$334,576	($32)(a)	$408,099
Class C	$24,438	$50,026	($11)(a)	$74,453
Class I	$69,038	$2,232,040	($31)(a)	$2,301,047
Class R6	$2,995	$351,769	($1)(a)	$354,763
Total Net Assets	$170,026	$2,968,411		$3,138,362
Net Asset Value Per Share
Class A	$35.62	$14.17		$14.17
Class C	$34.17	$13.83		$13.83
Class I	$35.58	$14.33		$14.33
Class R6	$35.57	$14.36		$14.36
Shares Outstanding (in 000s)
Class A	2,065	23,615	3,124(b)	28,804
Class C	715	3,616	1,051(b)	5,382
Class I	1,940	155,707	2,876(b)	160,523
Class R6	84	24,491	124(b)	24,699
Total Shares Outstanding	4,804	207,429	7,175	219,408

(a)
Reflects Reorganization costs to be borne by Contrarian Value.

(b)
Reflects change in shares outstanding due to an increase of Class A, Class C, Class I and Class R6 shares of Mid-Cap Value in exchange for Class A, Class C, Class I and Class R6 shares, respectively, of Contrarian Value based on the net asset value of Mid-Cap Value’s Class A, Class C, Class I and Class R6 shares, respectively, at August 31, 2017.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.
Distribution of Shares
VP Distributors, LLC (“VP Distributors”), an affiliate of Virtus Investment Partners, Inc. and VIA and VFA, serves as the national distributor of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Contrarian Value is authorized to issue four classes of shares: Class A, Class C, Class I and Class R6. Mid-Cap Value also currently offers Class A, Class C, Class I and Class R6 shares. Each class of shares for the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.
In the proposed Reorganization, shareholders of Contrarian Value owning Class A, Class C, Class I or Class R6 shares will receive Class A, Class C, Class I or Class R6 shares, respectively, of Mid-Cap Value.

Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder’s fee has been paid may incur a 1.00% deferred sales charge if the shares are redeemed within 18 months of purchase. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares are also subject to an ongoing distribution and/or services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A shares.
Class C shares are sold without a front-end sales charge and are subject to a 1.00% contingent deferred sales charge (“CDSC”) if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Mid-Cap Value will be added to the length of time you held shares in Contrarian Value. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Contrarian Value. Class C shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C shares. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Contrarian Value in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.
Class I shares are offered primarily to clients of financial institutions and intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.
Class R6 Shares are available only to funds advised or subadvised by Virtus affiliates, employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement with the fund’s Transfer Agent to make Class R6 Shares available to plan participants where plan level or omnibus accounts are held on the books of the fund. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee-based wrap platforms. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.
In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class C, Class I and Class R6 shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Mid-Cap Value.
Purchase and Redemption Procedures
Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any applicable CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within sixty days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.
Exchange Privileges
The Funds currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Mutual Funds. Class C shares of the Funds are also exchangeable for Class C1 shares of those Virtus Mutual Funds offering them.
On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.
Dividend Policy
Contrarian Value distributes net investment income semiannually, while Mid-Cap Value distributes net investment income annually. Both Funds distribute net realized capital gains, if any, at least annually.
All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.
Each Fund has qualified, and Mid-Cap Value intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS
Form of Organization
Contrarian Value is a series of Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. Mid-Cap Value is a series of Asset Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that is also organized as a Delaware statutory trust. Equity Trust and Asset Trust are governed by their respective Declaration of Trust and By-Laws, Board of Trustees, Delaware law, and federal law. Each of Equity Trust and Asset Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of Asset Trust currently consist of Mid-Cap Value and 25 other mutual funds of various asset classes, while Equity Trust consists of Contrarian Value and 10 other mutual funds of various asset classes.
Capitalization
The beneficial interests in Equity Trust and Asset Trust are represented by an unlimited number of transferable shares of beneficial interest of one or more series, with no par value. The Declaration of Trust of each Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.
Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability
Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that either Trust or a shareholder of either Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of each Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of a Trust. Accordingly, the risk of a shareholder of either Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trusts’ business, and the nature of their assets, the risk of personal liability to a shareholder of a Trust is remote.
Shareholder Meetings and Voting Rights
Equity Trust, on behalf of Contrarian Value, and Asset Trust, on behalf of Mid-Cap Value, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Equity Trust or Asset Trust. In addition, each of Equity Trust and Asset Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Equity Trust nor Asset Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Equity Trust or Asset Trust.
Except when a larger quorum is required by applicable law or the applicable governing documents, both Equity Trust and Asset Trust require 33 1/3% of the shares entitled to vote to constitute a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).
A Trustee of either Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.
Under the Declaration of Trust of each Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.
The Declaration of Trust of each Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.
Under certain circumstances, the Trustees of each Trust may also terminate the Trust, as the case may be, a series, or a class of shares, upon written notice to the shareholders.
Liquidation
In the event of the liquidation of Equity Trust or Asset Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Equity Trust or Asset Trust, the Fund or attributable to the class over the liabilities belonging to Equity

Trust or Asset Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.
Liability and Indemnification of Trustees
Under the Declaration of Trust of each of Equity Trust and Asset Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Equity Trust and Asset Trust, each Trustee of Equity Trust or Asset Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Equity Trust or Asset Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Equity Trust or Asset Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Equity Trust and Asset Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Equity Trust or Asset Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.
The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Equity Trust and Asset Trust, and Delaware and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and federal law, as applicable law, directly for more complete information.
INFORMATION CONCERNING THE MEETING AND VOTING REQUIREMENTS
This Prospectus/Proxy Statement is being sent to shareholders of Contrarian Value in connection with a solicitation of proxies by the Trustees of Equity Trust, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 2 p.m. Eastern time, November 14, 2017, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Contrarian Value on or about September 21, 2017.
The Board of Trustees of Equity Trust has fixed the close of business on September 7, 2017 as the record date (the “Record Date”) for determining the shareholders of Contrarian Value entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which voting instructions may be given, with respect to the Meeting or any adjournment thereof.
In voting for the Plan, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.
Proxies may be revoked by mailing a notice of revocation to the Secretary of Equity Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, by executing a superseding proxy by telephone or through the Internet or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote through the Internet or by telephone, or attend in person. Guidelines on voting by mail, by telephone, through the Internet or in person at the Meeting can be found on the enclosed proxy card.
If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the interests represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the Plan and FOR any other matters deemed appropriate.
Thirty-three and one-third percent (33 1/3%) of the outstanding voting shares of Contrarian Value must be present in person or by proxy to constitute a quorum for the Meeting. Approval of the Plan will require approval of the shares as mandated under the 1940 Act, which is the lesser of: approval by 67% or more of the votes present at the meeting if the holders of more than 50% of the outstanding votes are present; or, approval by more than 50% of the outstanding voting securities.
The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name”, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes will be treated as shares voted against the Plan.
In addition to the proxy solicitation by mail, representatives of Equity Trust may solicit proxies by mail, telephone, facsimile, Internet or personal contact. Computershare Fund Servicing, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be shared between Contrarian Value and VIA or one of its affiliates. The anticipated cost of this proxy solicitation is approximately $115,000, with Contrarian Value bearing approximately $75,000, and VIA or one of its affiliates bearing approximately $40,000.
If shareholders of Contrarian Value do not vote to approve the Plan, the Trustees of Equity Trust will consider other possible courses of action in the best interests of Contrarian Value and its shareholders. If sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.
A shareholder of Contrarian Value who objects to the proposed Reorganization as set forth in the Plan will not be entitled under either Delaware law or the Declaration of Trust of Equity Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of Mid-Cap Value that they receive in the transaction at their then-current net asset value. Shares of Contrarian Value may be redeemed at any time prior to the Reorganization. Shareholders of Contrarian Value may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Equity Trust does not hold annual shareholder meetings. If the Plan is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Equity Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Equity Trust in a reasonable period of time prior to that meeting.
The votes of the shareholders of Mid-Cap Value are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.
Shareholder Information
The shareholders of Contrarian Value at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Contrarian Value owned as of the Record Date. As of the Record Date, the total number of shares of Contrarian Value outstanding was as follows:
Number of Shares
Class A	2,053,801.273
Class C	1,919,736.122
Class I	709,258.594
Class R6	84,274.580
Total	4,767,070.569

As of the Record Date, the officers and Trustees of Equity Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Contrarian Value.
As of the Record Date, the officers and Trustees of Asset Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Mid-Cap Value.
Control Persons and Principal Holders of Securities
As of the Record Date, the beneficial owners or record owners of more than 5% of the shares of Contrarian Value and Mid-Cap Value were as follows:
Contrarian Value
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	CLASS A	140,888.132	6.86%	1.25%
	CLASS C	48,639.061	6.86%	2.26%
	CLASS I	845,007.971	44.02%	1.33%
LPL FINANCIAL A/C xxxx-xxxx 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	CLASS A	120,234.070	5.85%	1.06%
	CLASS C	57,423.343	8.1%	2.66%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	CLASS A	359,529.806	17.51%	3.18%

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CTR PLZ 2 FL 3 JERSEY CITY NJ 07311	CLASS C	123,967.505	17.48%	5.75%
	CLASS I	130,556.302	6.8%	0.20%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	CLASS A	129,881.893	6.32%	1.15%
	CLASS C	38,875.920	5.48%	1.80%
	CLASS I	167,777.157	8.74%	0.26%
NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-CLASS IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015	CLASS R6	80,896.418	95.99%	0.81%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	CLASS A	215,863.275	10.51%	1.91%
	CLASS C	56,701.603	7.99%	2.63%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM xxxxxxxx ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	CLASS A	121,215.581	5.9%	1.07%
	CLASS C	128,452.569	18.11%	5.96%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST MINNEAPOLIS MN 55402-4400	CLASS I	316,411.785	16.48%	0.50%
STATE STREET BANK & TRUST CO FBO ADP/MSDW ALLIANCE PO BOX 5501 BOSTON MA 02206-5501	CLASS A	122,836.105	5.98%	1.09%
STATE STREET BANK CUSTODIAN (FBO) CUSTODIAN ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	CLASS A	177,562.714	8.65%	1.57%

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
UBS WM USA xxx xxxxx xxxx SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	CLASS A	110,331.079	5.37%	0.98%
	CLASS C	73,180.832	10.32%	3.39%
	CLASS I	157,105.254	8.18%	0.25%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	CLASS C	73,435.607	10.35%	3.41%
Mid-Cap Value
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
ASSOCIATED TRUST COMPANY PO BOX 22037 GREEN BAY WI 54305-2037	CLASS R6	1,302,450.179	5.28%	5.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	CLASS C	418,709.671	11.59%	7.78%
GREAT-WEST LIFE & ANNUITY INS CO DEFAULT 2T2--8515E 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002	CLASS A	3,933,588.316	16.71%	13.68%
HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	CLASS A	4,537,233.916	19.28%	15.78%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	CLASS C	486,778.703	13.48%	9.05%

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	CLASS A	1,487,591.023	6.32%	5.17%
	CLASS C	498,441.206	13.80%	9.26%
	CLASS I	46,678,812.827	30.11%	29.20%
	CLASS R6	10,546,122.460	42.76%	42.39%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS C	332,708.173	9.21%	6.18%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM xxxxxxxx ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	CLASS C	617,143.487	17.09%	11.47%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	CLASS R6	1,689,393.773	6.85%	6.79%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	CLASS A	2,682,821.967	11.40%	9.33%
VRSCO FBO AIGFSB CUST TTEE FBO STATE UNIV SYSTEM OF FLORIDA 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	CLASS A	1,519,741.245	6.46%	5.29%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	CLASS C	469,487.664	13.00%	8.72%
	CLASS I	39,435,746.558	25.44%	24.67%
FINANCIAL STATEMENTS AND EXPERTS
The Annual Report of Equity Trust relating to Contrarian Value, for the year ended March 31, 2017, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of RidgeWorth Funds relating to the Predecessor Fund of Mid-Cap Value, for the year ended March 31, 2017, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of Mid-Cap Value will be passed upon by Kevin J. Carr, Esq., Senior Vice President, Chief Legal Officer, Counsel, and Secretary of Asset Trust.
ADDITIONAL INFORMATION
Each of Equity Trust and Asset Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.
OTHER BUSINESS
The Trustees of Equity Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
THE TRUSTEES OF EQUITY TRUST RECOMMEND APPROVAL OF THE
PLAN AND ANY UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF
APPROVAL OF THE PLAN.
September 13, 2017

Exhibit A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this        day of            , 2017, by and among Virtus Asset Trust (“VAT”), a Delaware statutory trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus Ceredex Mid-Cap Value Equity Fund (the “Acquiring Fund”), a series of VAT, Virtus Equity Trust (“VET”), a Delaware trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus Contrarian Value Fund (the “Acquired Fund”), a series of VET (VAT and VET are each a “Trust” and collectively, sometimes hereafter referred to as the “Trusts”) and, with respect to Sections 10.2 and 10.3 only, Virtus Investment Advisers, Inc. (“VIA”), a Massachusetts corporation with a principal place of business at 100 Pearl Street, Hartford, Connecticut 06103.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
The Acquired Fund is a series of VET, which is an open-end, registered investment company of the management type, and the Acquiring Fund is a series of VAT, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.
The Board of Trustees of VAT, including a majority of the Trustees who are not “interested persons” of VAT, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.
The Board of Trustees of VET, including a majority of the Trustees who are not “interested persons” of VET, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.
TRANSACTION

1.1   Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).
1.2   The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3   The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.
1.4   Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.
1.5   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.
1.6   Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.
VALUATION

2.1   The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by VET’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.
2.2   The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by VAT’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.
2.3   The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.
2.4   Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Trusts.
3.
CLOSING AND CLOSING DATE

3.1   The Closing Date shall be            , 2017, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of VIA or at such other time and/or place as the parties may agree.

3.2   VET shall direct Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.
3.3   VET shall direct VFS in its capacity as transfer agent for VET (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
3.4   In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.
4.
REPRESENTATIONS AND WARRANTIES

4.1   VET, on behalf of the Acquired Fund, represents and warrants as follows:
(a)   The Acquired Fund is duly organized as a series of VET, which is a Delaware trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under VET’s Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;
(b)   VET is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;
(d)   The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   On the Closing Date, VET, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, VAT, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;
(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VET’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which VET, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VET, on behalf of the Acquired Fund, is a party or by which it is bound;
(g)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;
(h)   Except as otherwise disclosed in writing to and accepted by VAT, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VET, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VET, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)   The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2017 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)   Since March 31, 2017, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
(k)   On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(l)   For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;
(m)   All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;
(n)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of VET, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and
(o)   The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.
4.2   VAT, on behalf of the Acquiring Fund, represents and warrants as follows:
(a)   The Acquiring Fund is duly organized as a series of VAT, which is a Delaware trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under VAT’s Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;
(b)   VAT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;
(d)   The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VAT’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which VAT, on behalf of the

Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VAT, on behalf of the Acquiring Fund, is a party or by which it is bound;
(f)   Except as otherwise disclosed in writing to and accepted by VET, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VAT, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. VAT, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;
(g)   On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;
(h)   The audited financial statements of the Acquiring Fund at March 31, 2017 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;
(i)   Since March 31, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;
(j)   On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;
(k)   For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;
(l)   All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
(m)   The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of VAT, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of VAT, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)   Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);
(o)   The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and
(p)   The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
5.
COVENANTS OF VET ON BEHALF OF THE ACQUIRED FUND

5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.
5.2   If necessary, VET will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.
5.3   The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.4   The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.
5.5   Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.6   As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
5.7   The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.8   VET, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by VAT, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as VAT, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) VET’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the VAT’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.
6.
COVENANTS OF VAT ON BEHALF OF THE ACQUIRING FUND

6.1   The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.
6.2   Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6.3   The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4   The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
6.5   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of VET, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at VET’s election, to the performance by VAT, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
7.1   All representations and warranties of VAT, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.2   VAT, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VAT, on behalf of the Acquiring Fund on or before the Closing Date; and
7.3   The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.
8.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of VAT, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the VAT’s election, to the performance by VET, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
8.1   All representations and warranties of VET, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
8.2   VET shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of VET;
8.3.   VET, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VET, on behalf of the Acquired Fund, on or before the Closing Date;
8.4   The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5   The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.
9.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
9.1   This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of VET’s Trust Instrument, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund, may waive the conditions set forth in this paragraph 9.1;
9.2   On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
9.3   All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each Trust, on behalf of both the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;
9.4   The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
9.5   The parties shall have received the opinion of Sullivan & Worcester, LLP (“Special Tax Counsel”), addressed to each Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Special Tax Counsel shall request of each Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.
10.
BROKERAGE FEES AND EXPENSES

10.1   The Trusts, on behalf of both the Acquired Fund and the Acquiring Fund, represent and warrant both that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2   The expenses relating to the proposed Reorganization will be shared between the Acquired Fund and VIA, the investment adviser to the Acquired Fund, or an affiliate. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3   In the event the transactions contemplated by this Agreement are not consummated, then the officers of the Acquired Fund and VIA, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses.
11.
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1   The Trusts on behalf of the Acquiring Fund and the Acquired Fund have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.
11.2   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.
TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 1, 2018 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
13.
WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of each of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.
14.
AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of each Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by VET pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
15.
NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Fund Services, LLC, 100 Pearl Street, Hartford, CT 06103, Attn: Counsel.
16.
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
16.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
16.3   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
16.5   It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in each Trust Instrument. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in each Trust Instrument.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.
VIRTUS EQUITY TRUST, on behalf of its series Virtus Contrarian Value Fund
By:
Name: Title:
VIRTUS ASSET TRUST, on behalf of its series Virtus Ceredex Mid-Cap Value Equity Fund
By:
Name: Title:
Agreed and accepted as to paragraphs 10.2 and 10.3 only:
VIRTUS INVESTMENT ADVISERS, INC.
By:
Name: Title:

STATEMENT OF ADDITIONAL INFORMATION
Acquisition of Assets of
VIRTUS CONTRARIAN VALUE FUND
a series of
VIRTUS EQUITY TRUST
c/o VP Distributors, LLC
101 Munson Street
Greenfield, Massachusetts 01301
(800) 243-1574
By and In Exchange For Shares of
VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND
a series of
VIRTUS ASSET TRUST
c/o VP Distributors, LLC
101 Munson Street
Greenfield, Massachusetts 01301
(800) 243-1574
This Statement of Additional Information, dated September 13, 2017, relating specifically to the proposed transfer of the assets and liabilities of Virtus Contrarian Value Fund (“Contrarian Value”), a series of Virtus Equity Trust (“Equity Trust”), to Virtus Ceredex Mid-Cap Value Equity Fund (“Mid-Cap Value”), a series of Virtus Asset Trust (“Asset Trust”), in exchange for Class A, Class C, Class I and Class R6 shares of beneficial interest, no par value, of Mid-Cap Value (to be issued to holders of shares of Contrarian Value), consists of the information set forth below pertaining to Contrarian Value and Mid-Cap Value and the following described documents, each of which is incorporated by reference herein:
(1)
The Statement of Additional Information of Equity Trust relating to Contrarian Value, dated July 31, 2017;

(2)
The Statement of Additional Information of Asset Trust relating to Mid-Cap Value, dated June 23, 2017, as supplemented;

(3)
Annual Report of Equity Trust relating to Contrarian Value for the year ended March 31, 2017;

(4)
Annual Report of RidgeWorth Funds relating to the predecessor fund of Mid-Cap Value for the year ended March 31, 2017.

(Pro Forma Financial Information is not provided because the net asset value of Contrarian Value does not exceed ten percent of the net asset value of Mid-Cap Value as of August 31, 2017.)
This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Contrarian Value and Mid-Cap Value dated September 13, 2017. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Asset Trust at the telephone number or address set forth above.